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                                                                 Exhibit 10.36


                              EXTENSION AGREEMENT

         The undersigned are parties to an Employment Agreement dated May 19, 1992, as amended (the "Employment Agreement"). The Employment Agreement is hereby extended for a five (5) year period commencing as of January 1, 1997.

         This Extension Agreement is executed and is effective as of January 1, 1997.

                                        DECKERS OUTDOOR CORPORATION


                                        By: /s/ DIANA M. WILSON
                                            --------------------------------
                                        Title:  Chief Operating Officer
                                              ------------------------------


                                         /s/ DOUGLAS B. OTTO
                                        ------------------------------------
                                        DOUGLAS B. OTTO